UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

GALECTO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, Suite 100

Boston, MA 02109

(Address of principal executive offices, including zip code)

(+45) 70 70 52 10

(Registrant’s telephone number, including area code)

Ole Maaloes Vej 3

DK-2200 Copenhagen N

Denmark

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GLTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

Galecto, Inc. (the “Company”) held its annual meeting (the “Annual Meeting”) of stockholders on June 18, 2025. The following proposals were submitted to the stockholders at the Annual Meeting:

(i)
To elect Carl Goldfischer, M.D. and David Shapiro, M.D. as Class II members of the Board of Directors, to serve until the Company’s 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal;
(ii)
To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of common stock upon conversion of the Series A non-voting convertible preferred stock issued to Bridge Medicines LLC on October 7, 2024 (the "Preferred Stock Conversion"); and
(iii)
To ratify the selection of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2025.

The number of shares of common stock entitled to vote at the Annual Meeting was 1,322,359. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 677,821. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)
Election of Class II Directors.

Director Nominee	Votes For	Votes Withheld
Carl Goldfischer, M.D.	219,253	23,053
David Shapiro, M.D.	226,360	15,946

There were 435,515 broker non-votes regarding the election of directors.

(b)
Preferred Stock Conversion.

Stockholders approved the Preferred Stock Conversion proposal. The results of the voting included 226,407 votes for, 15,099 votes against and 800 votes abstained. There were 435,515 broker non-votes for this proposal.

(c)
Ratification of the appointment of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Stockholders ratified the appointment of EY Godkendt Revisionspartnerselskab as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting included 660,974 votes for, 16,319 votes against and 528 votes abstained. There were no broker non-votes regarding this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galecto, Inc.

Date: June 20, 2025	By:	/s/ Hans T. Schambye
Hans T. Schambye, M.D., Ph.D.
President and Chief Executive Officer